                                                                    Exhibit 99.1

     Student Loan Finance Corporation
     Noteholders' Statement Pursuant to Section 5.23 of the Indenture and
     Section 21 of the Servicing Agreement (Unaudited)

     Education Loans Incorporated - 1999-1 Indenture
     Student Loan Asset-Backed Notes
     Series 1999-1, 2000-1, 2001-1, 2002-1 and 2003-1 Report for the
     Month Ended May 31, 2003

I.   Noteholder Information

A.   Identification of Notes

     Series    Description                                  Cusip #        Due Date
     --------------------------------------------------------------------------------------
     1999-1A   Senior Auction Rate Notes.................   280907AP1      December 1, 2035
     1999-1B   Senior Auction Rate Notes.................   280907AQ9      December 1, 2035
     1999-1C   Subordinate Auction Rate Notes............   280907AR7      December 1, 2035
     2000-1A   Senior Auction Rate Notes.................   280907AS5      December 1, 2035
     2000-1B   Senior Auction Rate Notes.................   280907AT3      December 1, 2035
     2000-1C   Subordinate Auction Rate Notes............   280907AU0      December 1, 2035
     2001-1A   Senior Auction Rate Notes.................   280907AV8      December 1, 2035
     2001-1B   Senior Auction Rate Notes.................   280907AW6      December 1, 2035
     2001-1C   Subordinate Auction Rate Notes............   280907AX4      December 1, 2035
     2002-1A   Senior Auction Rate Notes.................   280907AY2      December 1, 2035
     2002-1B   Senior Auction Rate Notes.................   280907AZ9      December 1, 2035
     2002-1C   Subordinate Auction Rate Notes............   280907BA3      December 1, 2035
     2003-1A   Senior Auction Rate Notes.................   280907BB1      December 1, 2035
     2003-1B   Senior Auction Rate Notes.................   280907BC9      December 1, 2035
     2003-1C   Senior Auction Rate Notes.................   280907BD7      December 1, 2035
     2003-1D   Subordinate Auction Rate Notes............   280907BE5      December 1, 2035

B.   Notification of Redemption Call of Notes

     Series 1999-1:
       None

     Series 2000-1:
       None

     Series 2001-1:
       None

     Series 2002-1:
       None

     Series 2003-1:
       None

C.   Principal Outstanding - May, 2003

                                Principal      Principal      Principal           Principal
                             Outstanding,       Borrowed       Payments        Outstanding,
     Series                Start of Month   During Month   During Month        End of Month
     --------------------------------------------------------------------------------------
     Series 1999-1:
       1999-1A           $  78,000,000.00         $ 0.00       $   0.00   $   78,000,000.00
       1999-1B              39,000,000.00           0.00           0.00       39,000,000.00
       1999-1C               9,300,000.00           0.00           0.00        9,300,000.00
                         ------------------------------------------------------------------
       Total               126,300,000.00           0.00           0.00      126,300,000.00
                         ------------------------------------------------------------------
     Series 2000-1:
       2000-1A              54,100,000.00           0.00           0.00       54,100,000.00
       2000-1B              54,100,000.00           0.00           0.00       54,100,000.00
       2000-1C              22,000,000.00           0.00           0.00       22,000,000.00
                         ------------------------------------------------------------------
       Total               130,200,000.00           0.00           0.00      130,200,000.00
                         ------------------------------------------------------------------
     Series 2001-1:
       2001-1A              79,000,000.00           0.00           0.00       79,000,000.00
       2001-1B              79,000,000.00           0.00           0.00       79,000,000.00
       2001-1C              23,800,000.00           0.00           0.00       23,800,000.00
                         ------------------------------------------------------------------
       Total               181,800,000.00           0.00           0.00      181,800,000.00
                         ------------------------------------------------------------------
     Series 2002-1:
       2002-1A              82,700,000.00           0.00           0.00       82,700,000.00
       2002-1B              82,700,000.00           0.00           0.00       82,700,000.00
       2002-1C              24,500,000.00           0.00           0.00       24,500,000.00
                         ------------------------------------------------------------------
       Total               189,900,000.00           0.00           0.00      189,900,000.00
                         ------------------------------------------------------------------
     Series 2003-1:
       2003-1A              70,000,000.00           0.00           0.00       70,000,000.00
       2003-1B              70,000,000.00           0.00           0.00       70,000,000.00
       2003-1C              69,000,000.00           0.00           0.00       69,000,000.00
       2003-1D              30,500,000.00           0.00           0.00       30,500,000.00
                         ------------------------------------------------------------------
       Total               239,500,000.00           0.00           0.00      239,500,000.00
                         ------------------------------------------------------------------
     Totals              $ 867,700,000.00         $ 0.00       $   0.00   $  867,700,000.00
                         ==================================================================

D.   Accrued Interest Outstanding - May, 2003

                       Accrued Interest       Interest        Interest   Accrued Interest        Interest
                           Outstanding,        Accrued        Payments       Outstanding,      Rate As Of
     Series              Start of Month   During Month    During Month       End of Month    End Of Month
     -----------------------------------------------------------------------------------------------------
     Series 1999-1:
       1999-1A            $    2,838.33   $  87,988.34  $    79,473.33       $  11,353.34         1.31000%
       1999-1B                 1,462.50      45,250.84       40,950.00           5,763.34         1.33000%
       1999-1C                   361.67      11,191.00       10,126.67           1,426.00         1.38000%
                          ---------------------------------------------------------------
       Total                   4,662.50     144,430.18      130,550.00          18,542.68
                          ---------------------------------------------------------------
     Series 2000-1:
       2000-1A                14,096.06      61,974.55       56,384.22          19,686.39         1.31000%
       2000-1B                54,701.11      61,842.36      110,637.55           5,905.92         1.31000%
       2000-1C                 5,988.88      26,400.01       23,955.56           8,433.33         1.38000%
                          ---------------------------------------------------------------
       Total                  74,786.05     150,216.92      190,977.33          34,025.64
                          ---------------------------------------------------------------
     Series 2001-1:
       2001-1A                60,830.00      89,270.00       81,106.67          68,993.33         1.31000%
       2001-1B                40,246.11      89,116.39       80,492.22          48,870.28         1.31000%
       2001-1C                19,159.00      28,599.66       25,545.33          22,213.33         1.40000%
                          ---------------------------------------------------------------
       Total                 120,235.11     206,986.05      187,144.22         140,076.94
                          ---------------------------------------------------------------
     Series 2002-1:
       2002-1A                81,252.75      94,576.64      169,810.67           6,018.72         1.31000%
       2002-1B                61,106.11      93,657.76       85,548.56          69,215.31         1.31000%
       2002-1C                18,511.11      29,318.34       25,915.56          21,913.89         1.40000%
                          ---------------------------------------------------------------
       Total                 160,869.97     217,552.74      281,274.79          97,147.92
                          ---------------------------------------------------------------
     Series 2003-1:
       2003-1A                18,102.77      79,391.67       56,894.44          40,600.00         1.30500%
       2003-1B                18,102.78      79,994.44       74,997.22          23,100.00         1.32000%
       2003-1C                17,978.34      79,503.33       92,460.00           5,021.67         1.31000%
       2003-1D                 8,302.78      36,769.45            0.00          45,072.23         1.40000%
                          ---------------------------------------------------------------
       Total                  62,486.67     275,658.89      224,351.66         113,793.90
                          ---------------------------------------------------------------
     Totals               $  423,040.30   $ 994,844.78  $ 1,014,298.00       $ 403,587.08
                          ===============================================================

E.   Net Loan Rates for Next Interest Period

                      Interest Period
     Series             Starting Date        Net Loan Rate
     ------------------------------------------------------
     Series 1999-1:
       1999-1A              25-Jun-03                6.23%
       1999-1B              25-Jun-03                6.17%
       1999-1C              25-Jun-03                6.07%
     Series 2000-1:
       2000-1A              17-Jul-03                6.07%
       2000-1B              26-Jun-03                6.21%
       2000-1C              17-Jul-03                5.88%
     Series 2001-1:
       2001-1A              03-Jul-03                5.95%
       2001-1B              10-Jul-03                5.98%
       2001-1C              03-Jul-03                5.74%
     Series 2002-1:
       2002-1A              27-Jun-03                5.92%
       2002-1B              07-Jul-03                5.92%
       2002-1C              07-Jul-03                5.74%
     Series 2003-1:
       2003-1A              11-Jul-03                  N/A
       2003-1B              18-Jul-03                  N/A
       2003-1C              27-Jun-03                  N/A
       2003-1D              07-Jul-03                  N/A

F.   Noteholders' Carry-Over Amounts - May, 2003

                           Carry-Over                                      Carry-Over
                             Amounts,       Additions        Payments        Amounts,
     Series            Start of Month    During Month    During Month    End of Month
     ---------------------------------------------------------------------------------
     Series 1999-1:
       1999-1A                  $0.00           $0.00           $0.00           $0.00
       1999-1B                   0.00            0.00            0.00            0.00
       1999-1C                   0.00            0.00            0.00            0.00
                 ---------------------------------------------------------------------
       Total                     0.00            0.00            0.00            0.00
                 ---------------------------------------------------------------------
     Series 2000-1:
       2000-1A                   0.00            0.00            0.00            0.00
       2000-1B                   0.00            0.00            0.00            0.00
       2000-1C                   0.00            0.00            0.00            0.00
                 ---------------------------------------------------------------------
       Total                     0.00            0.00            0.00            0.00
                 ---------------------------------------------------------------------
     Series 2001-1:
       2001-1A                   0.00            0.00            0.00            0.00
       2001-1B                   0.00            0.00            0.00            0.00
       2001-1C                   0.00            0.00            0.00            0.00
                 ---------------------------------------------------------------------
       Total                     0.00            0.00            0.00            0.00
                 ---------------------------------------------------------------------
     Series 2002-1:
       2002-1A                   0.00            0.00            0.00            0.00
       2002-1B                   0.00            0.00            0.00            0.00
       2002-1C                   0.00            0.00            0.00            0.00
                 ---------------------------------------------------------------------
       Total                     0.00            0.00            0.00            0.00
                 ---------------------------------------------------------------------
     Series 2003-1:
       2003-1A                   0.00            0.00            0.00            0.00
       2003-1B                   0.00            0.00            0.00            0.00
       2003-1C                   0.00            0.00            0.00            0.00
       2003-1D                   0.00            0.00            0.00            0.00
                 ---------------------------------------------------------------------
       Total                     0.00            0.00            0.00            0.00
                 ---------------------------------------------------------------------
     Totals                     $0.00           $0.00           $0.00           $0.00
                 =====================================================================

G.   Noteholders' Accrued Interest on Carry-Over Amounts - May, 2003

                              Accrued        Interest         Interest          Accrued
                            Interest,         Accrued         Payments        Interest,
     Series            Start of Month    During Month     During Month     End of Month
     -----------------------------------------------------------------------------------
     Series 1999-1:
       1999-1A                  $0.00           $0.00            $0.00            $0.00
       1999-1B                   0.00            0.00             0.00             0.00
       1999-1C                   0.00            0.00             0.00             0.00
                 -----------------------------------------------------------------------
       Total                     0.00            0.00             0.00             0.00
                 -----------------------------------------------------------------------
     Series 2000-1:
       2000-1A                   0.00            0.00             0.00             0.00
       2000-1B                   0.00            0.00             0.00             0.00
       2000-1C                   0.00            0.00             0.00             0.00
                 -----------------------------------------------------------------------
       Total                     0.00            0.00             0.00             0.00
                 -----------------------------------------------------------------------
     Series 2001-1:
       2001-1A                   0.00            0.00             0.00             0.00
       2001-1B                   0.00            0.00             0.00             0.00
       2001-1C                   0.00            0.00             0.00             0.00
                 -----------------------------------------------------------------------
       Total                     0.00            0.00             0.00             0.00
                 -----------------------------------------------------------------------
     Series 2002-1:
       2002-1A                   0.00            0.00             0.00             0.00
       2002-1B                   0.00            0.00             0.00             0.00
       2002-1C                   0.00            0.00             0.00             0.00
                 -----------------------------------------------------------------------
       Total                     0.00            0.00             0.00             0.00
                 -----------------------------------------------------------------------
     Series 2003-1:
       2003-1A                   0.00            0.00             0.00             0.00
       2003-1B                   0.00            0.00             0.00             0.00
       2003-1C                   0.00            0.00             0.00             0.00
       2003-1D                   0.00            0.00             0.00             0.00
                 -----------------------------------------------------------------------
       Total                     0.00            0.00             0.00             0.00
                 -----------------------------------------------------------------------
     Totals                     $0.00           $0.00            $0.00            $0.00
                 =======================================================================

II.  Fund Information

A.   Reserve Funds - May, 2003
                                                                         Amount
                                                               ----------------
     Balance, Start of Month ...............................   $  13,015,500.00
     Additions During Month (From Issuance of Notes) .......               0.00
     Less Withdrawals During Month .........................               0.00
                                                               ----------------
     Balance, End of Month .................................   $  13,015,500.00
                                                               ================

B    Capitalized Interest Accounts - May, 2003
                                                                         Amount
                                                               ----------------
     Balance, Start of Month ...............................   $           0.00
     Additions During Month (From Issuance of Notes) .......               0.00
     Less Withdrawals During Month .........................               0.00
                                                               ----------------
     Balance, End of Month .................................   $           0.00
                                                               ================

C    Acquisition Accounts - May, 2003
                                                                         Amount
                                                               ----------------
     Balance, Start of Month ...............................   $  60,938,110.97
     Additions During Month:
       Acquisition Funds from Note Issuance ................               0.00
       Recycling from Surplus Funds ........................               0.00
     Less Withdrawals for Initial Purchase of Eligible Loans:
       Principal Acquired ..................................               0.00
       Accrued Income ......................................               0.00
       Premiums and Related Acquisition Costs ..............               0.00
     Less Withdrawals for Eligible Loans:
       Total Principal Acquired ............................     (34,900,725.91)
       Origination Fees Charged ............................             956.70
       Premiums and Related Acquisition Costs ..............        (551,181.77)
                                                               ----------------
       Net Costs of Loans Acquired .........................     (35,450,950.98)
                                                               ----------------
     Balance, End of Month .................................   $  25,487,159.99
                                                               ================

D.   Alternative Loan Guarantee Accounts - May, 2003
                                                                          Amount
                                                                ----------------
     Balance, Start of Month ...............................    $  4,656,887.82
     Additions During Month (Initial Purchase
       of Student Loans) ...................................               0.00
     Guarantee Fees Received (Refunded) During Month .......         168,223.83
     Interest Received During Month ........................           2,955.45
     Other Additions During Month ..........................          11,386.37
     Less Withdrawals During Month for Default Payments ....        (343,766.59)
                                                                ----------------
     Balance, End of Month .................................    $  4,495,686.88
                                                                ================

III. Student Loan Information

A.   Student Loan Principal Outstanding - May, 2003
                                                                          Amount
                                                                ----------------
     Balance, Start of Month ...............................    $761,552,280.69
     Initial Purchase of Eligible Loans ....................               0.00
     Loans Purchased / Originated ..........................      34,892,036.00
     Capitalized Interest ..................................         645,482.83
     Less Principal Payments Received ......................     (11,257,762.35)
     Less Defaulted Alternative Loans Transferred ..........        (328,810.66)
     Other Increases (Decreases) ...........................         (16,757.58)
                                                                ----------------
     Balance, End of Month .................................    $785,486,468.93
                                                                ================

B.   Composition of Student Loan Portfolio as of May 31, 2003
                                                                          Amount
                                                                ----------------
     Aggregate Outstanding Principal Balance ...............    $785,486,468.93
     Number of Borrowers ...................................            104,608
     Average Outstanding Principal Balance Per Borrower ....    $         7,509
     Number of Loans (Promissory Notes) ....................            230,226
     Average Outstanding Principal Balance Per Loan ........    $         3,412
     Weighted Average Interest Rate ........................               4.33%

C.   Distribution of Student Loan Portfolio by Loan Type as of May 31, 2003

                                             Outstanding
                                               Principal
     Loan Type                                   Balance                Percent
     --------------------------------------------------------------------------
     Stafford - Subsidized ............  $246,717,406.91                  31.4%
     Stafford - Unsubsidized ..........   184,843,687.15                  23.5%
     Stafford - Nonsubsidized .........        13,434.87                   0.0%
     PLUS .............................    47,101,222.01                   6.0%
     SLS ..............................        76,327.72                   0.0%
     Consolidation ....................   118,582,747.66                  15.1%
     Alternative ......................   188,151,642.61                  24.0%
                                         --------------------------------------
     Total ............................  $785,486,468.93                 100.0%
                                         ======================================

D.   Distribution of Student Loan Portfolio by Interest Rate as of May 31, 2003

                                                     Outstanding
                                                       Principal
     Interest Rate                                       Balance         Percent
     ---------------------------------------------------------------------------
     Less Than 3.00% .......................     $          0.00            0.0%
     3.00% to 3.49% ........................     $251,325,229.11           32.0%
     3.50% to 3.99% ........................     $ 84,403,153.49           10.7%
     4.00% to 4.49% ........................     $178,558,824.01           22.7%
     4.50% to 4.99% ........................     $141,544,490.04           18.0%
     5.00% to 5.49% ........................     $ 55,665,858.61            7.1%
     5.50% to 5.99% ........................     $  5,797,311.06            0.7%
     6.00% to 6.49% ........................     $ 23,794,407.99            3.0%
     6.50% to 6.99% ........................     $ 14,359,209.94            1.8%
     7.00% to 7.49% ........................     $  8,454,890.42            1.1%
     7.50% to 7.99% ........................     $  6,327,549.82            0.8%
     8.00% to 8.49% ........................     $  8,942,138.35            1.1%
     8.50% or Greater ......................     $  6,313,406.09            0.8%
                                                 -------------------------------
     Total                                       $785,486,468.93          100.0%
                                                 ===============================

E. Distribution of Student Loan Portfolio by Borrower Payment Status as of May 31, 2003

                                                     Outstanding
                                                       Principal
     Borrower Payment Status                             Balance         Percent
     ---------------------------------------------------------------------------
     School ................................     $207,098,380.51           26.4%
     Grace .................................       81,210,737.45           10.3%
     Repayment .............................      384,726,014.74           49.0%
     Deferment .............................       89,359,711.69           11.4%
     Forbearance ...........................       23,091,624.54            2.9%
                                                 -------------------------------
     Total .................................     $785,486,468.93          100.0%
                                                 ===============================

F.   Distribution of Student Loan Portfolio by Delinquency Status as of May 31,
     2003

                                                  Percent by Outstanding Balance
                                                  ------------------------------
                                       Outstanding      Excluding
                                         Principal   School/Grace   All Loans in
     Delinquency Status                    Balance   Status Loans      Portfolio
     ---------------------------------------------------------------------------
     31 to 60 Days ...............  $17,532,194.50           3.5%           2.2%
     61 to 90 Days ...............   10,997,518.30           2.2%           1.4%
     91 to 120 Days ..............    6,297,376.57           1.3%           0.8%
     121 to 180 Days .............   11,998,432.10           2.4%           1.5%
     181 to 270 Days .............    6,661,010.19           1.3%           0.8%
     Over 270 Days ...............    1,969,325.10           0.4%           0.3%
     Claims Filed, Not Yet Paid ..    1,314,332.36           0.3%           0.2%
                                    --------------------------------------------
     Total                          $56,770,189.12          11.4%           7.2%
                                    ============================================

G.   Distribution of Student Loan Portfolio by Guarantee Status as of May 31,
     2003

                                                     Outstanding
                                                       Principal
     Guarantee Status                                    Balance         Percent
     ---------------------------------------------------------------------------
     FFELP Loan Guaranteed 100% ............     $    993,668.04            0.1%
     FFELP Loan Guaranteed 98% .............      596,341,158.28           75.9%
     Alternative Loans Non-Guaranteed ......      188,151,642.61           24.0%
                                                 -------------------------------
     Total .................................     $785,486,468.93          100.0%
                                                 ===============================

H.   Distribution of Student Loan Portfolio by Guarantee Agency as of May 31,
     2003

                                                         Outstanding
                                                           Principal
     Guarantee Agency                                        Balance     Percent
     ---------------------------------------------------------------------------
     Education Assistance Corporation ...........    $417,622,242.92       53.2%
     Great Lakes Higher Education Corporation ...     137,269,068.45       17.5%
     California Student Aid Commission ..........      11,442,921.00        1.5%
     Student Loans of North Dakota ..............      10,914,070.26        1.4%
     Texas GSLC .................................       3,523,160.85        0.4%
     Pennsylvania Higher Education Assistance
      Agency ....................................       4,346,510.58        0.6%
     United Student Aid Funds, Inc ..............      11,072,944.36        1.4%
     Other Guarantee Agencies ...................       1,143,907.90        0.1%
     Alternative Loans Non-Guaranteed ...........     188,151,642.61       24.0%
                                                    ----------------------------
     Total                                           $785,486,468.93      100.0%
                                                    ============================

I.   Fees and Expenses Accrued For / Through  May, 2003

                                                                      For The 5
                                                                   Months Ended
                                                May, 2003          May 31, 2003
                                              ---------------------------------
     Servicing Fees ................          $687,300.66         $2,782,209.16
     Treas Mgmt / Lockbox Fees .....            16,470.34             61,364.95
     Indenture Trustee Fees ........            18,520.33             70,580.62
     Broker / Dealer Fees ..........           135,237.49            658,737.46
     Auction Agent Fees ............            11,207.82             52,423.16
     Other Permitted Expenses ......                 0.00                  0.00
                                              ---------------------------------
     Total .........................          $868,736.64         $3,625,315.35
                                              =================================

J.   Ratio of Assets to Liabilities as of May 31, 2003

                                                                         Amount
                                                               -----------------
     Total Indenture Assets ...........................         $881,328,534.37
     Total Indenture Liabilities ......................          868,820,014.86
                                                               -----------------
     Ratio ............................................                  101.44%
                                                               =================

K.   Senior and Subordinate Percentages as of May 31, 2003

                                                                         Amount
                                                                ----------------
     Aggregate Values .......................................   $881,820,440.09
                                                                ================
     Senior Notes Outstanding Plus Accrued Interest .........    757,904,528.17
                                                                ================
     All Notes Outstanding Plus Accrued Interest ............    868,103,587.03
                                                                ================
     Dividend Prerequisites:
       Senior Percentage (Requirement = 112%) ...............            116.35%
                                                                ================
       Subordinate Percentage (Requirement = 102%) ..........            101.58%
                                                                ================
       Available for Dividend - Excess (Shortage)
        Over Dividend Prerequisites .........................    ($3,645,218.68)
                                                                ================